Commitments	12 Months Ended
Dec. 31, 2019
Commitments And Contingencies Disclosure [Abstract]
Commitments
11.	Commitments

Leases

The Company determines if an arrangement is a finance lease, operating lease or short-term lease at inception, or as applicable, and accounts for the arrangement under the relevant accounting literature. Currently, the Company is only party to a non-cancelable office space operating lease and short-term lease arrangements.  Under the relevant guidance, the Company recognizes operating lease ROU assets and liabilities based on the present value of the future minimum lease payments over the lease term at the commencement date, using the Company’s assumed incremental borrowing rate of 12%, and amortizes the ROU assets and liabilities over the lease term. Lease expense for operating leases is recognized on a straight-line basis over the lease term. The Company’s short-term leases are not subject to recognition of an ROU asset or liability or straight-line lease expense requirements.

In February 2014, the Company entered into a noncancelable operating lease agreement (the Lease) for certain office space with a lease term from July 2014 through December 2019 and a renewal option for an additional five years. In May 2015, the Company entered into a first amendment to the Lease (the First Lease Amendment) for additional office space starting in September 2015 through September 2020. The First Lease Amendment also extended the term of the Lease to September 2020. The monthly base rent under the Lease and the First Lease Amendment increases approximately 3% annually from approximately $33,000 in 2015 to approximately $39,000 in 2020.

          In December 2019, the Company agreed to sublet the office space, in two phases, under the Lease through September 30, 2020, the reminder of the lease term.  As the amounts to be received under the sublease agreement were less than the Company’s remaining payment obligations under the Lease, an impairment loss of $50,000 was recorded on the ROU asset, representing the excess of the carrying value of the ROU asset over its fair value.

As of December 31, 2019, the Company’s ROU assets and liabilities related to the Lease and the First Lease Amendment are as follows (in thousands):

ROU assets (included in other assets)	$221

Current portion of lease liabilities	$338
Total lease liabilities	$338

The following table reconciles the undiscounted cash flows to the operating lease liabilities recorded in the balance sheet as of December 31, 2019 (in thousands):

Total lease payments	$351
Present value adjustment	(13)
Total lease liabilities	$338

Rent expense was as follows (in thousands):

	Year Ended December 31,
	2019	2018	2017
Operating lease	$378	$378	$378
Short-term leases	68	27	—
Total	$446	$405	$378

Other Commitments

In July 2010, the Company entered into a stock purchase agreement with Pfizer, pursuant to which the Company acquired all of the outstanding stock of Idun Pharmaceuticals, Inc., which was subsequently spun off to the Company’s stockholders in January 2013. Under the stock purchase agreement, the Company may be required to make payments to Pfizer totaling $18.0 million upon the achievement of specified regulatory milestones.